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                     [GMAC COMMERCIAL CREDIT LLC LETTERHEAD]


                                             January 29, 2002


Bernard Chaus, Inc.
530 Seventh Avenue
New York, New York 10018
Attn: Josephine Chaus, Chairwoman of the Board

Bernard Chaus, Inc.
800 Secaucus Road
Secaucus, New Jersey 07094
Attn: Bart Heminover, Vice President of Finance

Ladies/Gentlemen:

     Reference is made to the Second Restated and Amended Financing Agreement between you and us dated as of October 10, 1997, as supplemented and/or amended (the "Financing Agreement"). All capitalized terms not otherwise defined herein shall have such meaning as are ascribed to them under the Financing Agreement.

     This letter will confirm that the Financing Agreement is amended in the following manner: The definition of 'Permitted Overadvances' shall be amended for the period of January 24, 2002 through June 30, 2002 as follows, and shall mean the amounts set forth below opposite the applicable period adjacent to such amount:

PERIOD                                          PERMITTED OVERADVANCES
------                                          ----------------------
January 24, 2002 through February 10, 2002           $7,500,000.00
February 11, 2002 through May 9, 2002                $5,000,000.00
May 10, 2002 through May 30, 2002                    $8,250,000.00
May 31, 2002 through June 9, 2002                    $3,750,000.00
June 10, 2002 through June 29, 2002                  $8,000,000.00
June 30, 2002 through July 9, 2002                   $2,750,000.00
July 10, 2002 and thereafter                         $     -0-

     Except as heretofore and hereby amended the Financing Agreement shall remain in full force and effect in accordance with its original terms.

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     If the foregoing accurately reflects our agreement, please execute a copy of this letter in the space provided below and return an executed copy to our offices.


                                        Very truly yours,
                                        GMAC Commercial Credit LLC


                                        By: /s/ John H. McGowan
                                           -------------------------------
                                           Name: John H. McGowan
                                           Title: Vice President


Read and Agreed to:

Bernard Chaus, Inc.

By: /s/ Barton Heminover
   --------------------------------
   Name:   BARTON HEMINOVER
   Title:  Vice President of Finance


Guarantor:

By: /s/ Barton Heminover
   --------------------------------

Chaus Retail, Inc.

By: /s/ Barton Heminover
   --------------------------------
   Name:  BARTON HEMINOVER
   Title: Vice President of Finance